Divestment	12 Months Ended
Dec. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Divestment
Divestment

On March 13, 2013, the Company announced that it divested a controlling stake in its subsidiary ASM Pacific Technology Ltd. (ASMPT). The sale of the shares officially closed on March 15, 2013. The Company sold 47,424,500 ordinary shares of ASMPT at a price of HK$90 per share to institutional or other professional investors through a partial secondary share placement, representing an 11.88% stake in ASMPT. The placement generated cash proceeds for the Company of HK$4,192 million (approximately €413 million).
The table below reconciles the cash proceeds from the divested stake in ASMPT:

Gross proceeds	420,409
Paid fees, stamp duty and other expenses	(7,213)
Net proceeds	413,196
Currency translation differences	1,232
Cash balance ASMPT upon sale	(116,174)
Net cash on disposal ASMPT	298,254

The sale of the 11.88% stake caused ASMI to cease control of ASMPT. According to US GAAP the accounting of this sale consists of two separate transactions:

•	A sale of a 51.96% subsidiary; and

•	A purchase of a 40.08% associate.

These transactions resulted in a substantial gain and the deconsolidation of ASMPT. This gain consisted of two elements, the realized gain on the sale of the 11.88% stake amounting to $243 million and an unrealized re-measurement gain on the remaining 40.08% of the retained interest in ASMPT approximating €1,156 million. The purchase of the associate resulted in the recognition of the associate at fair value.

After the initial accounting of the sale transaction and related gains, subsequent accounting under ASC 323, “Investments”, requires that future income from ASMPT will need to be adjusted for the fair value adjustments arising the "basis differences" as if a business combination had occurred under ASC 805, "Business Combinations", i.e. a purchase price allocation (“PPA”).

The purchase of the associate has been recognized at fair value, being the value of the ASMPT shares on the day of closing of the purchase transaction. US GAAP requires that the composition of such a fair value needs to be determined through a PPA. This process took place in the remaining period of 2013. The PPA resulted in the recognition of intangible assets for customer relationship, technology, trade name and product names. For inventories and property, plant and equipment a fair value adjustment was recognized.

Under US GAAP, the "disposal" of the ASMPT business does not classify as discontinued operations.

Reporting ASMI share in net earnings of ASMPT in the consolidated statement of operations:

Year ended December 31, 2013
Result investments and associates
ASMI share net earnings March 16 - December 31, 2013	23,727
Realized gain on sale 11.88% ASMPT shares	242,838
Unrealized remeasurement gain on retained 40.08% ASMPT shares	1,155,625
Impairment loss	(335,406)
Amortization other intangible assets and fair value changes from PPA	(56,652)
Reported on line result investments and associates	1,030,132